UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2013

SCIENTIFIC LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24547 (Commission File No.)	94-3234458 (IRS Employer Identification No.)

300 Frank Ogawa Plaza, Suite 600
Oakland, CA  94612
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (510) 444-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) and (b) Changes in Independent Registered Public Accounting Firm

On April 11, 2013 the Board of Directors of Scientific Learning Corporation (the "Company") approved Armanino LLP ("Armanino") as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

At the same meeting, the Board of Directors approved the dismissal of Ernst & Young LLP as the Company’s independent registered public accounting firm effective April 11, 2013.

With the exception of a going concern uncertainty paragraph following the Company’s fiscal year ended December 31, 2012, the reports of Ernst & Young LLP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2012 and 2011, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two years ended December 31, 2012 and subsequent interim period through April 11, 2013, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report.

No "reportable events" occurred during the two years ended December 31, 2012 and subsequent interim period through April 11, 2013 requiring disclosure as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ernst & Young LLP with a copy of this Report on Form 8-K prior to its filing with the Securities and Exchange Commission. The Company has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter dated April 16, 2013 is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2012 and December 31, 2011 and through April 11, 2013, neither the Company nor anyone on its behalf has consulted with Armanino with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Armanino concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 16, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Scientific Learning Corporation

Date: April 16, 2013	By: /s/ Christopher J. Brookhart
Title: Senior Vice President and General Counsel